EXHIBIT 10c12



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune"), The Chase Manhattan Bank and each of the following persons, to the Trust Agreement and Amendments constituting Exhibits 10c8, 10c9, 10c10 and 10c11 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
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                                             Name
                                             ----

                                         Thomas C. Hays
                                         Norman H. Wesley
                                         John T. Ludes
                                         Dudley L. Bauerlein, Jr.
                                         Craig P. Omtvedt
                                         Mark A. Roche
                                         Robert J. Rukeyser